EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm

         We consent to the use of our report dated January 12, 2005 in the Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 2004 of Onstream Media Corporation.

                                                /s/ Goldstein Lewin & Co.
                                                -----------------------------
                                                Goldstein Lewin & Co.

Boca Raton, Florida
January 14, 2005